                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 9, 1995
                                                --------------------------------


                           Crown Casino Corporation
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Texas                                    0-14939                 63-0851141
- --------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


2415 West Northwest Highway, Suite 103, Dallas, Texas              75220-4446
- --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code        (214) 352-7561
                                                  ------------------------------


                                Not applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 9, 1995, Crown Casino Corporation (the "Company") closed the sale of a 50% interest in its St. Charles Gaming Company, Inc. subsidiary ("SCGC") to Louisiana Riverboat Gaming Partnership ("LRGP"). LRGP is a joint venture owned 50% by Casino America, Inc. and 50% by Louisiana Downs, Inc., an Edward J. DeBartolo company, and owns the Isle of Capri casino in Bossier City, Louisiana. As a result, the Lake Charles, Louisiana riverboat casino project, whose site has been under construction since March 1995, is now owned equally by the Company and LRGP.

         The purchase price for 50% of the SCGC stock sold by the Company was $21 million, payable over five years, plus a warrant entitling the Company to purchase up to 416,667 shares of Casino America common stock at an exercise price of $12 per share. The purchase price was negotiated at arms-length by the parties to the Agreement. The casino project is being managed by Casino America and will be the fourth Isle of Capri themed property. The casino is expected to open in the Summer of 1995.

ITEM 5.  OTHER EVENTS.

         Also on June 9, 1995, the Company obtained a waiver from its senior lender for the extension of the maturity date of its senior debt, which became due on June 5, 1995. The waiver extends the maturity date of the Company's senior debt to the earlier of (1) the final approval or disapproval by the Louisiana Office of State Police, Riverboat Gaming Division, of the anticipated new $30 million financing between the Company's senior lender and LRGP and SCGC, and (2) July 31, 1995. In connection with the waiver, LRGP has guaranteed the repayment of the Company's existing senior debt. As previously reported, LRGP and SCGC anticipate closing the $30 million financing prior to July 31, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Proforma Financial Information.

             The following proforma financial information is included in this report:

                 Introduction to Condensed Consolidated Proforma Financial
                           Statements
                 Proforma Condensed Consolidated Balance Sheet (Unaudited) -
                           January 31, 1995
                 Proforma Consolidated Statement of Operations for the year ended April 30, 1994 (Unaudited)
                 Proforma Consolidated Statement of Operations for the nine months ended January 31, 1995 (Unaudited)
                 Notes to Proforma Condensed Consolidated Financial Statements

         (c) Exhibits.

             The following exhibits are hereby filed with this report:

               2.1  -   Amended Stock Purchase Agreement dated June 2, 1995
                        among Crown Casino Corporation, St. Charles Gaming
                        Company, Inc. and Louisiana Riverboat Gaming
                        Partnership.

               4.1  -   Waiver dated as of May 31, 1995 to Note Purchase
                        Agreement dated as of May 31, 1994, by and among Crown
                        Casino Corporation, St. Charles Gaming Company, Inc.,
                        Bank of New York and Nomura Holding America, Inc.

              10.1  -   Security Agreement - Pledge dated June 9, 1995 by and
                        between Louisiana Riverboat Gaming Partnership and
                        Crown Casino Corporation

              10.2  -   Shareholders Agreement dated June 9, 1995 by and
                        between Crown Casino Corporation and Louisiana
                        Riverboat Gaming Partnership

                            CROWN CASINO CORPORATION
                        PRO-FORMA FINANCIAL INFORMATION


                              SALE OF 50% OF SCGC

On June 9, 1995, Crown Casino Corporation ("Crown") closed the sale of a 50% interest in its St. Charles Gaming Company, Inc. subsidiary ("SCGC") to Louisiana Riverboat Gaming Partnership ("LRGP"). LRGP is a joint venture owned 50% by Casino America, Inc. and 50% by Louisiana Downs, Inc., an Edward J. DeBartolo company, and owns the Isle of Capri casino in Bossier City, Louisiana. As a result, the Lake Charles, Louisiana riverboat casino project, whose site has been under construction since March 1995, is now owned equally by Crown and LRGP.

The purchase price for 50% of the SCGC stock sold by Crown was $21 million, payable over five years, plus a warrant entitling Crown to purchase up to 416,667 shares of Casino America common stock at an exercise price of $12 per share. The purchase price was negotiated at arms-length by the parties to the Agreement. The casino project is being managed by Casino America and will be the fourth Isle of Capri themed property. The casino is expected to open in the Summer of 1995.

Also on June 9, 1995, SCGC obtained a waiver from its senior lender for the extension of the maturity date of its senior debt, which became due on June 5, 1995. The waiver extends the maturity date of SCGC's senior debt to the earlier of (1) the final approval or disapproval by the Louisiana Office of State Police, Riverboat Gaming Division, of the anticipated new $30 million financing between SCGC's senior lender and LRGP and SCGC, and (2) July 31, 1995. In connection with the waiver, LRGP has guaranteed the repayment of SCGC's existing senior debt. LRGP and SCGC anticipate closing the $30 million financing prior to July 31, 1995.

SCGC was acquired by Crown on June 25, 1993. The financial results of SCGC prior to it being acquired by Crown are not significant and have not been reflected in the following Pro-Forma Statement of Operations for the year ended April 30, 1994.

                              ACQUISITION OF GEMS

On December 13, 1993 Crown acquired 100% of the outstanding common stock of Gaming Entertainment Management Services, Inc. ("GEMS"), a Nevada corporation which was organized on September 22, 1992 for the purpose of developing a hotel and casino project in Las Vegas, Nevada known as the Desert Winds Hotel and Casino. GEMS via contract had the right to purchase an 18.6 acre parcel of land in Las Vegas located on the southeast corner of Flamingo and Arville across the street from the Gold Coast Hotel and Casino. The option was exercised and the land was purchased in June 1994. GEMS has no operations other than its development of the Desert Winds project. In connection with the transaction the Company issued 850,000 shares of restricted common stock to the GEMS shareholders and issued 35,000 shares of restricted common stock to a company as a finder's fee.

                         PRO-FORMA FINANCIAL STATEMENTS

The following pro-forma consolidated balance sheet of Crown as of January 31, 1995 gives effect to the sale of 50% of Crown's interest in SCGC as if the sale was consummated on January 31, 1995. The GEMS acquisition has already been reflected in the historical consolidated balance sheet of Crown at such date.

The following pro-forma consolidated statements of operations of Crown for the nine months ended January 31, 1995 and for the year ended April 30, 1994 give effect to the sale of a 50% interest in SCGC by Crown as if such sale had occurred on May 1, 1993. The pro-forma consolidated statement of operations for the year ended April 30, 1994 also gives effect to the acquisition of GEMS under the purchase method of accounting as if it had occurred on May 1, 1993. The pro-forma information is based on the historical financial statements of Crown, SCGC and GEMS giving effect to the transactions described above and the adjustments as described in the accompanying notes to the pro-forma condensed consolidated financial statements and may not be indicative of the results that actually would have occurred had the sale or acquisition taken place on the date indicated or the results which may be obtained in the future.

                            CROWN CASINO CORPORATION
                 PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   UNAUDITED
                                JANUARY 31, 1995
                                 (IN THOUSANDS)



                                               Historical          Deconsolidate          Record Sale         Pro-Forma
                                              Consolidated        SCGC and Record       of 50% Interest       Condensed
                                                  Crown          on Equity Method          in SCGC          Consolidated
                                              -------------      ----------------       --------------      ------------
Current assets:
  Cash and cash equivalents                     $   903             $    (85)             $    900            $ 1,718
  Receivables, net                                  156                                                           156
  Prepaid expenses                                1,083               (1,003)                                      80
                                                -------             --------              --------            -------
    Total current assets                          2,142               (1,088)                  900              1,954

Property and equipment:
  Land held for development                      16,560                                                        16,560
  Land deposit and site costs                        57                   (5)                                      52
  Riverboat                                      14,906              (14,906)
  Barges and improvements                           350                 (350)
  Furniture, fixtures and equipment               8,803               (7,540)                                   1,263
                                                -------             --------                                  -------
                                                 40,676              (22,801)                                  17,875
  Less accumulated depreciation                    (186)                  11                                     (175)
                                                -------             --------                                  -------
                                                 40,490              (22,790)                                  17,700

Other assets:
  Debt issuance costs, net                        1,050               (1,050)
  Non-compete agreement, net                        342                 (342)
  License costs                                   9,125               (9,125)
  Investment in SCGC                                                   6,727                (3,364)             3,363
  LRGP note receivable                                                                      20,000             20,000
                                                -------             --------              --------            -------
                                                $53,149             $(27,668)             $ 17,536            $43,017
                                                =======             ========              ========            =======

Current liabilities:
  Accounts payable                              $   591             $    (79)                                 $   512
  Accrued liabilities                             1,034                 (918)                 (100)                16
  Capital lease obligations                       2,704               (2,700)                                       4
  Note payable, net of discount                  21,513              (21,513)
                                                -------             --------              --------            -------
    Total current liabilities                    25,842              (25,210)                 (100)               532

Capital lease obligations, less current portion   2,466               (2,458)                                       8
Deferred gain on sale                                                                       17,636             17,636

Stockholders' equity                             24,841                                                        24,841
                                                -------             --------              --------            -------
                                                $53,149             $(27,668)             $ 17,536            $43,017
                                                =======             ========              ========            =======



     See accompanying Notes to Pro-Forma Condensed Consolidated Financial
                                  Statements.

                            CROWN CASINO CORPORATION
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1995
                                   UNAUDITED
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           Deconsolidate SCGC
                                            Historical       and Record on                                Pro-Forma
                                               Crown          Equity Method         Adjustments         Consolidated
                                            ----------     ------------------      -------------        ------------
Revenues                                    $       -          $        -                                 $       -

Costs and expenses:
  General and administrative                    1,398                                                         1,398
  Gaming pre-opening and development            5,121              (4,668)                                      453
  Depreciation and amortization                   186                 (83)                                      103
  St. Charles Parish site abandonment           3,131              (3,131)
                                            ---------          ----------            ---------            ---------
                                                9,836              (7,882)                                    1,954
                                            ---------          ----------            ---------            ---------

Net interest (income) expense:
  Interest expense                              4,800              (4,784)                                       16
  Interest income                                (173)                               $  (1,725)(a)           (1,898)
                                            ---------          ----------            ---------            ---------
                                                4,627              (4,784)              (1,725)              (1,882)
                                            ---------          ----------            ---------            ---------

Equity in (income) loss of SCGC                                     9,700                 (700)(c)            9,000
                                            ---------          ----------            ---------            ---------

  Loss before income taxes                    (14,463)              2,966                2,425               (9,072)

Provision (benefit) for income taxes           (4,402)              2,966                  673 (d)             (763)
                                            ---------          ----------            ---------            ---------

  Net loss                                  $ (10,061)         $        -            $   1,752            $  (8,309)
                                            =========          ==========            =========            =========


Loss per share                              $   (1.03)                                                    $    (.85)
                                            =========                                                     =========


Weighted average shares outstanding             9,799                                                         9,799
                                            =========                                                     =========





     See accompanying Notes to Pro-Forma Condensed Consolidated Financial
                                  Statements.

                            CROWN CASINO CORPORATION
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1994
                                   UNAUDITED
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       Deconsolidate SCGC          GEMS
                                         Historical      and Record on         May 1, 1993 to                      Pro-Forma
                                            Crown        Equity Method       December 12, 1993     Adjustments    Consolidated
                                         ----------    ------------------    -----------------    -------------   ------------
Revenues                                  $       -       $        -             $       -                          $      -


Costs and expenses:
  General and administrative                  1,425                                    594                             2,019
  Gaming pre-opening and development            981             (943)                                                     38
  Depreciation and amortization                 371             (334)                                                     37
                                          ---------       ----------             ---------           --------       --------
                                              2,777           (1,277)                  594                             2,094
                                          ---------       ----------             ---------           --------       --------

Net interest (income) expense:
  Interest expense                              578                                     11                               589
  Interest income                              (197)                                                 $ (2,300)(a)     (2,497)
                                          ---------       ----------             ---------           --------       --------
                                                381                                     11             (2,300)        (1,908)
                                          ---------       ----------             ---------           --------       --------

Equity in loss of SCGC                                           843                                    2,440 (b)      3,283
                                          ---------       ----------             ---------           --------       --------

  Loss from continuing operations before
    income taxes                             (3,158)             434                  (605)              (140)        (3,469)

Provision (benefit) for income taxes         (1,106)
                                          ---------
                                                                 434                                      897 (d)        225
                                                          ----------             ---------           --------       --------

  Loss from continuing operations            (2,052)                                  (605)            (1,037)        (3,694)

Discontinued operations                        (177)                                                                    (177)
                                          ---------       ----------             ---------           --------       --------


  Net loss                                $  (2,229)      $        -             $    (605)          $ (1,037)      $ (3,871)
                                          =========       ==========             =========           ========       ========



Loss per share:
  From continuing operations              $    (.34)                                                                $   (.55)
  From discontinued operations                 (.03)                                                                    (.02)
                                          ---------                                                                 --------
                                          $    (.37)                                                                $   (.57)
                                          =========                                                                 ========

Weighted average shares outstanding           5,989                                                                    6,778
                                          =========                                                                 ========



     See accompanying Notes to Pro-Forma Condensed Consolidated Financial
                                  Statements.

                           CROWN CASINO CORPORATION
        NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                (IN THOUSANDS)


The sale of a 50% interest in SCGC by Crown causes Crown's remaining 50% interest in SCGC to be accounted for under the equity method of accounting as opposed to consolidating such results. Accordingly, all assets and liabilities, as well as revenues and expenses, of SCGC have been removed from Crown's historical consolidated financial statements. For balance sheet purposes, Crown's remaining 50% interest in SCGC is reflected in the "Investment in SCGC" account. Similarly, Crown's 50% interest in the operations of SCGC have been reflected in the "Equity in loss of SCGC" account in the accompanying Pro-Forma Consolidated Statements of Operations. However, as noted below, since the realization of the gain on the sale of the 50% interest in SCGC is not as yet reasonably assured, all of SCGC's loss (ie. not just Crown's 50%) is recognized in the "Equity in loss of SCGC" account in the accompanying Pro-Forma Consolidated Statements of Operations. The calculation of Crown's (i) deferred gain on the sale of the 50% interest in SCGC, and (ii) remaining basis in its 50% interest in SCGC, is as follows:

        Consideration for sale of 50% interest in SCGC                                             $ 21,000

        Crown's basis in SCGC:
          Equity in SCGC                                                    $ 5,718
          Conversion of SCGC debt to equity                                   1,009
                                                                            -------
                                                                              6,727
          Percentage sold                                                   x    50%
                                                                            -------

        Basis sold                                                                                    3,364
                                                                                                   --------

                                   Deferred gain                                                   $ 17,636
                                                                                                   ========


The gain on the sale of the 50% interest in SCGC has been deferred until such time as its realization is reasonably assured. Realization of such gain is dependent on collection of the LRGP Note which in turn is principally dependent on future operating profits, which have not as yet been assured. The principal payments on the LRGP Note prior to maturity are limited to the amount of distributions received by LRGP from SCGC's operations, and payment of such Note is not guaranteed by LRGP. Similarly, no gain will be recognized for income tax purposes as Crown will elect to report such gain as an installment sale.


NOTE

a - To record interest income at 11.5% on the $20,000 LRGP Note received in the sale of the 50% interest in SCGC.

b - To record adjustment in equity in loss of SCGC due to the $4,000 buy-out of the Century Casinos, Inc. management agreement, net of an income tax benefit of $1,560.

c - To record adjustment in equity in loss of SCGC to reflect a lower interest expense of $1,100 due to the estimated difference in interest rates to be obtained with LRGP's credit assistance (11.5% versus 13%), and a lower level of debt issuance costs and discount and related amortization thereof, net of an income tax benefit of $400.

d - To record the impact on income taxes of the adjustment described in Note a above based upon a 39% effective income tax rate.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASINO CORPORATION


                                        By:/s/ Mark D. Slusser
                                           -----------------------------
                                               Mark D. Slusser
                                               Vice President Finance

Dated:  June 21, 1995
      --------------------------

                                 EXHIBIT INDEX


                                                                                                  SEQUENTIAL
   EXHIBIT NO.                               DESCRIPTION OF EXHIBIT                                PAGE NO.
   -----------                               ----------------------                               ----------
       2.1          Amended Stock Purchase Agreement dated June 2, 1995 among Crown Casino
                    Corporation, St. Charles Gaming Company, Inc. and Louisiana Riverboat
                    Gaming Partnership.

       4.1          Waiver dated as of May 31, 1995 to Note Purchase Agreement dated as of
                    May 31, 1994, by and among Crown Casino Corporation, St. Charles Gaming
                    Company, Inc., Bank of New York and Nomura Holding America, Inc.

      10.1          Security Agreement - Pledge dated June 9, 1995 by and between Louisiana
                    Riverboat Gaming Partnership and Crown Casino Corporation

      10.2          Shareholders Agreement dated June 9, 1995 by and between Crown Casino
                    Corporation and Louisiana Riverboat Gaming Partnership